SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

       Delaware                     011-15167                     04-2836871
       --------                     ---------                     ----------
(State of Incorporation)        (Commission File               (I.R.S. Employer
                                     Number)                    Identification
Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 617-234-6500


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

     The Company is the defendant in a case filed by Steelhead Investments, Ltd. On July 14, 2003, the Company removed the case to the U.S. District Court, Southern District of New York, from the New York State Supreme Court, New York County, where it was originally brought on June 16, 2003. The lawsuit alleges that Biopure breached a contract with the plaintiff by giving insufficient notice and failing to give notice of offerings of common stock and warrants by the Company in March and April, 2003. The complaint states that Steelhead has suffered monetary damages in an amount to be determined, but not less than $15.5 million. The Company intends to defend this case vigorously. At this time, the Company cannot estimate what impact this case may have on it.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BIOPURE CORPORATION


Date:  July 16, 2003                         By: /s/ Ronald F. Richards
                                                ------------------------
                                                 Ronald F. Richards
                                                 Chief Financial Officer